                      WILLIAMS COMMUNICATIONS GROUP, INC.

                             LETTER OF TRANSMITTAL

                               FOR TENDER OF ALL
              OUTSTANDING 11.70% SENIOR REDEEMABLE NOTES DUE 2008
                                IN EXCHANGE FOR
                    11.70% SENIOR REDEEMABLE NOTES DUE 2008

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
 TIME, ON NOVEMBER   , 2000, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "OFFER
                               TERMINATION DATE")

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

  By Registered or Certified       By Overnight Courier or By              By Facsimile:
             Mail:                            Hand:
                                                                           212/815-6339
     THE BANK OF NEW YORK             THE BANK OF NEW YORK
    101 BARCLAY STREET, 7E             101 BARCLAY STREET              Confirm by Telephone:
      NEW YORK, NY 10286         CORPORATE TRUST SERVICES WINDOW
         ATTN: KIN LAU                    GROUND LEVEL                     212/815-3750
                                       NEW YORK, NY 10286
                                       ATTN: ENRIQUE LOPEZ

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

            PLEASE READ ALL INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

     Capitalized terms used but not defined in this Letter of Transmittal shall have the same meanings given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- How to tender" unless an agent's message is transmitted in lieu thereof.

     Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Offer Termination Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- How to tender -- Guaranteed delivery procedures."

 DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
                                     AGENT.

          LIST BELOW THE OUTSTANDING NOTES OF WHICH YOU ARE A HOLDER.

     If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3 below.
--------------------------------------------------------------------------------
                   DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                        OUTSTANDING NOTES TENDERED
                  CERTIFICATE(S))                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE PRINCIPAL      PRINCIPAL AMOUNT
                                                         CERTIFICATE             AMOUNT OF               TENDERED
                                                         NUMBER(S)(1)       OUTSTANDING NOTES(S)  (IF LESS THAN ALL)(2)
                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------
                                                        TOTAL AMOUNT:
------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

 (2) Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the Outstanding Notes held by that holder. Outstanding Notes may be tendered in whole or in denominations of $1,000 principal amount and any integral multiple thereof. See Instruction 4 below.
--------------------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
     ----------------------------------------------------------------------

      Window Ticket Number (if any):
     -----------------------------------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
     --------------------------------------------------

      Name of Institution that Guaranteed Delivery:
     ---------------------------------------------------------

      If Delivered by Book-Entry Transfer:

        Name of Tendering Institution:
     -----------------------------------------------------------------------

        DTC Account Number:
 -------------------------------------------------------------------------------

        Transaction Code Number:
     ---------------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
     --------------------------------------------------------------------------

      DTC Account Number:
     --------------------------------------------------------------------------

      Transaction Code Number:
  ------------------------------------------------------------------------------

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
      THERETO:

      Name:
     --------------------------------------------------------------------------

      Address:
     --------------------------------------------------------------------------
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

     The undersigned hereby tenders to Williams Communications Group, Inc., a Delaware corporation (the "Company"), the above-described principal amount of the Company's 11.70% Senior Redeemable Notes due 2008 (the "Outstanding Notes"), in exchange for a like principal amount of the Company's 11.70% Senior Redeemable Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated October
  , 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in and to all of the Outstanding Notes being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, exchange, assign, and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes; and (b) when and to the extent the Outstanding Notes are accepted for exchange by the Company, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment, and transfer of the Outstanding Notes tendered hereby. The undersigned has read and agrees to all the terms of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may terminate or amend the Exchange Offer or may not be required to accept for exchange any of the Outstanding Notes tendered herewith.

     The undersigned understands that, if any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at the DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that the valid tender of Outstanding Notes pursuant to one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- How to tender" in the Prospectus will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the registered holder(s) appearing under "Description of Outstanding Notes Tendered" above or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at the DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby directs that certificates representing the Exchange Notes be delivered to the undersigned at that address shown below the undersigned's signature. If applicable, the undersigned further directs that substitute certificates for Outstanding Notes not tendered or accepted for exchange (and any accompanying documents, as appropriate) be issued to the undersigned, or, in the case of a book-entry transfer of Outstanding Notes, that such Outstanding Notes be credited to the account indicated above maintained at the DTC. The undersigned recognizes that the Company has no obligation pursuant to the Special Issuance Instructions to transfer any Outstanding Notes from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

     By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is not an "affiliate" of the Company (within the meaning of Rule 405 under the Securities
Act), or, if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business; and (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer.

     If the undersigned is not a broker-dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents and agrees that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents and agrees that such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act). The Company has agreed that starting on the Offer Termination Date and ending on the close of business 180 days after the Offer Termination Date it will make the Prospectus available to any participating broker-dealer in connection with any such resale. The undersigned also acknowledges that the Exchange Offer is being made based upon the Company's understanding of interpretations by the staff of the SEC as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991), and Sherman & Sterling, SEC No-Action Letter (available July 2,

1993). If a holder of Outstanding Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                           -- IMPORTANT: SIGN HERE --
                        (SEE INSTRUCTIONS 1 AND 5 BELOW)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                               PLEASE SIGN HERE:

                ------------------------------------------------
                             (Authorized Signature)

Dated:
----------------------------------------

Name:
----------------------------------------

Title:
-----------------------------------------
(Please Print Name(s) and, if Applicable,
         Capacity (Full Title))

Address:
--------------------------------------

--------------------------------------
          (Include Zip Code)

Telephone Number:
--------------------------------------
          (Include Area Code)

Taxpayer Identification or Social Security

Number:
--------------------------------------

                               PLEASE SIGN HERE:

                ------------------------------------------------
                             (Authorized Signature)

Dated:
----------------------------------------

Name:
----------------------------------------

Title:
-----------------------------------------
(Please Print Name(s) and, if Applicable,
         Capacity (Full Title))

Address:
--------------------------------------

--------------------------------------
        (Include Zip Code)

Telephone Number:
--------------------------------------
        (Include Area Code)

Taxpayer Identification or Social Security

Number:
--------------------------------------

                                  PLEASE NOTE

This letter of Transmittal MUST be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificates(s) for the Outstanding Notes tendered hereby or on a security position listing, or by any person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation, or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 below.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Name of Firm
Issuing Guarantee:
--------------------------------------------------------------------------------

Signature of Officer:                          Date:
----------------------------------------------      ----------------------------

Name of Officer:
--------------------------------------------------------------------------------
                 (Please Print Name and Capacity (Full Title))

Address of Firm:
--------------------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------
                                      (Include Zip Code)

Telephone No.:
------------------------------------
                (Include Area Code)

                         SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if the Exchange Notes issued in the Exchange Offer and/or Outstanding Notes not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Name:
----------------------------------------
            (Please Print)

Address:
----------------------------------------

----------------------------------------
            (Include Zip Code)

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if the Exchange Notes issued in the Exchange Offer and/or Outstanding Notes not tendered or not accepted for exchange are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such holder at an address other than that shown above.

Name:
----------------------------------------
            (Please Print)

Address:
--------------------------------------

----------------------------------------
           (Include Zip Code)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Prospectus entitled "The Exchange
Offer -- How to tender" unless an agent's message is transmitted in lieu thereof. Certificates, or confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the DTC, as well as this Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof), properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Offer Termination Date. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

     Holders whose Certificates for Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Offer Termination Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- How to tender -- Guaranteed delivery procedures." Pursuant to such procedures: (a) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution"); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Offer Termination Date; and (c) the Certificate(s) (or confirmation of any book-entry transfer into the Exchange Agent's account at the DTC), as well as this Letter of Transmittal)(or a facsimile thereof or an agent's message in lieu thereof) properly completed and duly executed with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Offer Termination Date, all as provided in the section of the Prospectus entitled "The Exchange Offer -- How to tender -- Guaranteed delivery procedures."

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Offer Termination Date.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR OUTSTANDING

NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

     The Company will not accept any alternative, conditional, or contingent tenders. Each tendering Holder, by execution of this Letter of Transmittal (or facsimile thereof or transmission of an agent's message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature on this Letter of Transmittal need be guaranteed if: (a) this Letter of Transmittal is signed by the registered holders (which term, for purposes of this document, includes any participant in the DTC system whose name appears on a security position listing as the holder of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such registered holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal; or (b) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the full principal amount of Outstanding Notes evidenced by any Certificate are to be tendered, fill in the principal amount of Outstanding Notes that are to be tendered in the box entitled "Principal Amount Tendered." In such cases, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Offer Termination Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated as provided herein.

     Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to the Offer Termination Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notices of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and, if Certificates for such Outstanding Notes have been tendered, the registration number(s) and the name(s) of the registered holder(s) stated on the Certificate(s). The notice of withdrawal must be signed in the same manner as the original signature(s) on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees), or be accompanied by documents of transfer sufficient to permit the Trustee with respect to the Outstanding Notes to register the transfer of such Outstanding Notes into the name of the person(s) withdrawing the tender. If the Outstanding Notes have been tendered pursuant to the procedures for book-entry, the notice of withdrawal must specify the name and number of the account at DTC to be credited, and must otherwise comply with the procedures of the DTC.

     Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Offer Termination Date by following any of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- How to tender."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole determination, whose determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes that have been tendered but that are withdrawn will be returned to the holder thereof promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates or on a security position listing, without alteration, enlargement, or any other change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If any of the tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, each such person must so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to act in that capacity.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed herein and transmitted hereby, the Certificate(s) must be endorsed or accompanied by the appropriate bond powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications, and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution. See Instruction 2.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in a name other than the name of the person signing this Letter of Transmittal, or are to be sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the DTC as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at the DTC.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel for the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company, or other nominee.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Each tendering holder is required under U.S. Federal income tax laws to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") (generally the holder's social security or federal employer identification number) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN for a holder or other payee, the Internal Revenue Service (the "IRS") may subject such holder or other payee to a $50 penalty. In addition, interest payments to such holder or other payee with respect to the Exchange Notes issued pursuant to the Exchange Offer may be subject to a 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the holder or other payee has not provided the Exchange Agent with its TIN within 60 days following the date of the Substitute Form W-9, 31% of all payments made thereafter will be withheld and remitted to the IRS until a TIN in provided.

     The holder is required to give the Exchange Agent the TIN of the registered owner of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions, and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Generally, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, MUTILATED, DESTROYED, OR STOLEN CERTIFICATES. If any Certificate representing Outstanding Notes has been lost, mutilated, destroyed, or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed, or stolen Certificates have been followed.

     11. SECURITY TRANSFER TAXES. Holders who transfer their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE OFFER TERMINATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------------------------------------------

                                                                                     Social Security Number
  SUBSTITUTE              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT                -            -
                          RIGHT AND CERTIFY BY SIGNING AND DATING BELOW       ------------------------------------
  FORM W-9                                                                                     OR
                                                                                 Employer Identification Number
                                                                                            --------
                                                                              ------------------------------------
                         ------------------------------------------------------------------------------------------
                          [ ] PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
  Department of               I am exempt from backup withholding, or (b) I have not been notified by the Internal
  the Treasury,               Revenue Service (IRS) that I am subject to backup withholding as a result of a failure
  Internal Revenue            to report all interest or dividends, or (c) the IRS has notified me that I am no
  Service                     longer subject to backup withholding.
  PAYER'S REQUEST         Certification Instructions -- You must cross out item 2 above if you have been notified by
  FOR TAXPAYER            the IRS that you are subject to backup withholding because of underreporting interest or
  IDENTIFICATION          dividends on your tax return and you have not been notified by the IRS that you are no
  NUMBER (TIN)            longer subject to backup withholding (see instructions to Form W-9 (Request for Taxpayer
                          Identification Number and Certification)).
                         ------------------------------------------------------------------------------------------
                         [ ] PART 3 -- AWAITING TIN
                         ---------------------------------------------------

                          CERTIFICATION -- Under penalties of perjury, I certify that the information provided on this form is true, correct, and complete.
                          Signature -------------------------------------------------       Date-------------------
                          Name (Please Print)--------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS TO BE MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Exchange Agent.

------------------------------------------------------------------------
Signature                                                  Date

------------------------------------------------------------------------
Name (Please Print)